UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 2, 2007
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GMAC LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Identification No.)	38-0572512 (I.R.S. Employer incorporation or organization)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Press Release dated May 2, 2007
Charts Furnished to Securities Analysts

Item 2.02 Results of Operation and Financial Condition
On May 2, 2007, GMAC LLC (GMAC) announced operating results for the first quarter ended March 31, 2007. The press release is attached hereto and incorporated by reference as Exhibit 99.1.
Charts furnished to securities analysts in connection with GMAC’s first quarter 2007 earnings announcement are attached hereto and incorporated by reference as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, Dated May 2, 2007
99.2	Charts Furnished to Securities Analysts

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC
(Registrant)
Dated:	May 2, 2007	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President and Chief Financial Officer
Dated:	May 2, 2007	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated May 2, 2007

99.2	Charts Furnished to Securities Analysts